Exhibit 99.1

HeartCore Signs 15th Go IPO Contract

NEW YORK and TOKYO, June 3, 2025 (GLOBE NEWSWIRE) -- HeartCore Enterprises, Inc. (Nasdaq: HTCR) (“HeartCore” or the “Company”), a leading enterprise software and data consulting services company based in Tokyo, announced that it has signed an agreement (“Consulting Agreement”) with tmsuk Co. Ltd. (“tmsuk”) for its 15th Go IPO consulting service win.

As compensation for its services, tmsuk will pay HeartCore an aggregate of $500,000 in fees, and issue to HeartCore a warrant to acquire 3% of tmsuk’s capital stock, on a fully diluted basis. The warrant, which is fully earned, vested, and non-returnable, may be subject to approval by tmsuk’s shareholders; if such approval is not obtained, and the warrant is not issued, within 90 days, the parties agreed to cooperate to agree on an alternative arrangement of equivalent value and rights.

“Even with the ongoing uncertainty of the IPO market, we continue to see steady interest in our Go IPO services from Japanese growth companies,” said HeartCore CEO Sumitaka Kanno. “With our first Go IPO contract secured for the year, we remain cautiously optimistic about our pipeline and are actively engaged in several early-stage discussions with other companies exploring a U.S. exchange listing. In September 2025, we will host our first South Korea Go IPO seminar, aimed at expanding Go IPO’s presence beyond Japan and adding to our growing pipeline. With a few clients nearing the final stages of their IPO process, we look forward to guiding them through to completion this year.”

As part of the Consulting Agreement, HeartCore agreed to assist tmsuk in its efforts to go public and list on the Nasdaq Stock Market (“Nasdaq”). Through Go IPO, the Company services clients by assisting throughout the underwriter, audit, and legal firm hiring process, translating requested documents into English, assisting in the preparation of documentation for internal controls required for an initial public offering or de-SPAC or other fundamental transactions, conversion of accounting data from Japanese standards to U.S. GAAP, creation of an English web page, preparation of an investor presentation and executive summary of the Company’s operations, provision of providing general support services, assisting in the preparation of an S-1 or F-1 filing, and more.

About HeartCore Enterprises, Inc.

Headquartered in Tokyo, Japan, with offices in New York and San Francisco, CA, HeartCore is a leading enterprise software and consulting services company. HeartCore offers Software as a Service (SaaS) solutions to enterprise customers in Japan and worldwide. The Company also provides data analytics services that allow enterprise businesses to create tailored web experiences for their clients through best-in-class design.

HeartCore’s customer experience management platform (CXM Platform) includes marketing, sales, service and content management systems, as well as other tools and integrations, which enable companies to enhance the customer experience and drive engagement. HeartCore also operates a digital transformation business that provides customers with robotics process automation, process mining and task mining to accelerate the digital transformation of enterprises.

HeartCore’s Go IPOSM consulting services helps Japanese-based companies go public in the U.S.

Additional information about the Company's products and services is available at https://heartcore-enterprises.com/.

Forward-Looking Statements

All statements other than statements of historical facts included in this press release are forward-looking statements. In some cases, forward-looking statements can be identified by words such as “believed,” “intend,” “expect,” “anticipate,” “plan,” “potential,” “continue,” or similar expressions. Such forward-looking statements include risks and uncertainties, and there are important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors, risks, and uncertainties are discussed in HeartCore’s filings with the Securities and Exchange Commission. Investors should not place any undue reliance on forward-looking statements since they involve known and unknown, uncertainties and other factors which are, in some cases, beyond HeartCore’s control which could, and likely will materially affect actual results, and levels of activity, performance, or achievements. Any forward-looking statement reflects HeartCore’s current views with respect to future events and is subject to these and other risks, uncertainties, and assumptions relating to operations, results of operations, growth strategy, and liquidity. HeartCore assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. The contents of any website referenced in this press release are not incorporated by reference herein.

HeartCore Investor Relations Contact:

Gateway Group, Inc.

Matt Glover and John Yi

HTCR@gateway-grp.com

(949) 574-3860